[LOGO--Three keys design for UBS Global Asset Management]

GLOBAL HIGH INCOME DOLLAR FUND INC.

SEMIANNUAL REPORT

APRIL 30, 2002

GLOBAL HIGH INCOME DOLLAR FUND INC.

DEAR SHAREHOLDER,

We present you with the semiannual report for the Global High Income Dollar Fund Inc. for the six months ended April 30, 2002.

A NEW GLOBAL BRAND

Effective April 8, 2002, Brinson Advisors, Inc. changed its name to UBS Global Asset Management (US) Inc., a member of the UBS Global Asset Management division of UBS AG, one of the largest financial services firms in the world. This strategic branding move reflects the global integration and scope of the organization's investment approach and offerings. The UBS Global Asset Management organization strives to deliver superior investment performance to clients through the management and allocation of their investments across and within all major asset classes.

Our strength lies in our globally integrated investment platform. With investment professionals throughout the world, the UBS Global Asset Management organization provides clients with uncommon research, asset allocation and risk management conducted on a fully global basis. We seek to maximize the benefits to clients, through understanding and acting upon their risk and return objectives. This covenant with our clients is the basis for the success of our business.

Effective on the same date, the funds comprising the Brinson Mutual Fund Family were renamed UBS Funds. The Funds' investment objectives and investment processes remain the same.

Q&A WITH PORTFOLIO MANAGER STUART WAUGH

Q. HOW DID GLOBAL HIGH INCOME DOLLAR FUND INC. PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2002?

A. For the six-month period, emerging market debt, as measured by the JP Morgan Emerging Market Bond Index-Global (EMBI-G), returned 6.72% outperforming government bonds in developed markets, as measured by the SSB World Government Bond Index (WGBI), which lost 0.99% on a currency-hedged basis measured in U.S. dollars. The Fund returned 10.24% for the period. An

[SIDENOTE]

GLOBAL HIGH INCOME DOLLAR FUND INC.

INVESTMENT GOAL:

Primarily, high level of current income; secondary, capital appreciation.

PORTFOLIO MANAGER:

Stuart Waugh

UBS Global Asset
Management (US) Inc.

COMMENCEMENT:

October 8, 1993

NYSE SYMBOL:

GHI

DIVIDEND PAYMENTS:

Monthly

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underweighting in Argentine bonds, which went into default in December 2001, is the primary reason for the Fund's outperformance relative to the EMBI-G.

During the period, the median return for emerging market debt closed-end funds was 18.97%. The Fund's underperformance against its competitors was due to its underweighting in Brazil, a market that produced strong returns over the period. The Fund's lack of leverage in an appreciating market also held back its return relative to its competitors.

Q. WHAT ACCOUNTED FOR THE WIDE DIVERGENCE IN THE PERFORMANCE OF EMERGING MARKET AND DEVELOPED MARKET DEBT?

A. The investment environment for emerging-market debt changed significantly during the six months. Early in the period, the attacks of September 11 and concern that the debt crisis in Argentina would have a negative influence on valuations of other emerging market debt triggered a "flight-to-quality," as investors became more and more risk-averse. In addition, after the U.S. Treasury announced it would discontinue issuance of 30-year bonds, U.S. Treasury prices rose across all maturities. Against this backdrop, valuations of developed market government bonds rose and valuations of emerging market debt declined.

As the period progressed, these trends reversed course. The investment environment became somewhat more positive, and investors became more willing to take on risk. This benefited emerging market debt securities relative to government bonds in developed markets. As a result, the performance of the EMBI-Global improved and the performance of the SSB WGBI weakened. In recent weeks, enthusiasm for riskier investments stalled and valuations of equities, high yield bonds and emerging market debt have moved sideways or have declined.

Q. HOW DID YOU POSITION THE FUND RELATIVE TO THE EMBI-GLOBAL DURING THE PERIOD?

A. We managed the Fund's allocation to Brazil at about half the weighting of the Index, as we considered the weighting of Brazilian bonds in the Index too large for the Fund in light of the country's financial vulnerabilities. This underweighted exposure, however, detracted from performance as that market produced strong returns. We kept assets available from the underweighting in Brazil in non-indexed credits, such as Trinidad & Tobago, foreign currency positions in East European government bonds and cash. Like the Index, the Fund was highly concentrated in credits of oil exporting countries.

The Fund had a shorter duration than the Index. (Duration measures a Fund's sensitivity to interest rate changes. In general, a longer duration benefits a fund when interest rates decline. A shorter duration is advantageous when interest rates rise.) The Fund's shorter duration reflects the relative value and credit quality of individual securities, rather than a yield-curve strategy.

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Q. WHAT IS YOUR OUTLOOK OVER THE NEXT SIX TO 12 MONTHS?

A. Relatively low interest rates and inflation, prospects for a moderate global economic recovery and higher commodity prices have provided a favorable environment for emerging market economies and credit trends. However, the prospects of escalating militarism are complicating the global investment environment. President Bush has said that the war on terrorism will take a long time to win, and there are increasing trouble spots around the world. The escalation of these conflicts will likely reduce both portfolio and direct investment into emerging markets and may have a negative impact on valuations of emerging-market debt.

When we evaluate individual markets, we see a mixed picture.

RUSSIA

Russia remains on a positive credit trajectory, benefiting not only from cyclical advantages (high oil prices) but also from economic and managerial reform. We believe Russian bond valuations will continue to benefit from upgrades by credit-rating agencies, and we have overweighted the Fund in Russian bonds.

BRAZIL

Brazil, which accounts for almost 20% of the EMBI-Global market capitalization, is a different story. We believe the country faces large fiscal challenges in rolling over its large stock of domestic debt. Brazil's debt problem is keeping real interest rates high; it is stifling economic performance and is leaving the financial system open to a shock. While the current Brazilian administration has been able to maintain confidence in the financial markets and has continued to refinance large amounts of short-term domestic debt, it is not clear that a new government will engender the same confidence. We have significantly underweighted Brazil relative to the EMBI-Global.

MEXICO

Mexican debt is now rated "investment grade" by two major credit agencies. However, Mexico must implement tax and microeconomic reforms to earn further upgrades. In the past, such reforms have presented huge hurdles. While we continue to believe the credit spreads offered for Mexican debt are relatively shallow considering the stagnant prospects for further fiscal and microeconomic reform, Mexico represents one of the less risky emerging-market credits. Therefore, from time to time, we may increase the Fund's weighting in Mexico as a defensive strategy.

OTHER COUNTRIES

Relative to the EMBI-Global, the Fund has a roughly neutral dollar weighting in a number of credits for which we believe the fundamentals are likely to be stable. These include Bulgaria, Malaysia, Morocco, the Philippines, South Korea and Venezuela. While news from Venezuela may continue to be negative because of the conflict between the Chavez government and the political opposition, we

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expect the country's ability to support its low debt service payments from oil exports will remain unimpaired. Yields offered on Venezuelan debt are high, given the country's low debt stock.

In managing the Fund, we will focus on optimizing income and avoiding negative downside credit surprises.

PERFORMANCE REVIEW

NET ASSET VALUE RETURNS+                              FUND                   LIPPER MEDIAN*
-------------------------------------------------------------------------------------------
6 Months                                              10.24%                     18.97%
1 Year                                                13.81%                     19.79%
5 Years                                                9.55%                      8.96%
Inception++                                           10.14%                      9.51%

MARKET PRICE RETURNS+                                 FUND                   LIPPER MEDIAN*
-------------------------------------------------------------------------------------------
6 Months                                              21.49%                     19.10%
1 Year                                                26.11%                     25.36%
5 Years                                               14.68%                     11.89%
Inception++                                           11.63%                     11.20%

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less have not been annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

* The Lipper Median is the return of the fund that places in the middle of the Lipper Emerging Market Debt Funds. The Lipper Peer Group data are calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions.

o Inception for the Fund is October 8, 1993. Inception returns for the Lipper Median are shown as of nearest month end: October 31, 1993.

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PORTFOLIO STATISTICS

CURRENCY EXPOSURE++*                           4/30/02                                                10/31/01
--------------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated                          96.8%         U.S. Dollar Denominated                   96.3%
Foreign Denominated                               3.2%         Foreign Denominated                        3.7
                                                ------                                                  ------
TOTAL                                           100.0%         TOTAL                                    100.0%
                                                ======                                                  ======

TOP TEN COUNTRIES
(EXCLUDING THE UNITED STATES)*                 4/30/02                                                10/31/01
--------------------------------------------------------------------------------------------------------------
Russia                                           17.2%         Mexico                                    12.9%
Mexico                                           15.3          Russia                                    12.3
Brazil                                            9.2          Brazil                                     7.4
Philippines                                       5.9          Argentina                                  4.5
Venezuela                                         5.6          Venezuela                                  4.2
Korea                                             4.9          Korea                                      3.7
Trinidad & Tobago                                 3.7          Bulgaria                                   3.2
Peru                                              3.6          Peru                                       3.2
Hungary                                           3.1          Trinidad & Tobago                          3.1
Malaysia                                          2.6          Malaysia                                   2.7
                                                 -----                                                   -----
TOTAL                                            71.1%         TOTAL                                     57.2%
                                                 =====                                                   =====

CREDIT QUALITY*                                4/30/02                                                10/31/01
--------------------------------------------------------------------------------------------------------------
A1/P1                                             8.5%                                                   23.3%
A                                                 4.7                                                     3.7
BBB                                              28.0                                                    16.2
BB                                               15.1                                                    19.1
B                                                36.9                                                    29.3
CCC                                               1.6                                                     0.9
CC                                                 --                                                     4.5
Selective Default                                 2.4                                                      --
Non-Rated                                         2.8                                                     3.0
                                                ------                                                  ------
TOTAL                                           100.0%                                                  100.0%
                                                ======                                                  ======

CHARACTERISTICS+                               4/30/02                                                10/31/01
--------------------------------------------------------------------------------------------------------------
Net Asset Value                                 $14.78                                                  $14.16
Market Price                                    $14.91                                                  $12.98
12-Month Dividend                              $1.5940                                                 $1.6054
Dividend at Period-End                         $0.1358                                                 $0.1272
                                               -------                                                 -------
Net Assets (mm)                                 $287.3                                                  $275.2
                                               =======                                                 =======

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

++   Prices and other characteristics will vary over time.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the UBS Funds,(1) please contact your financial advisor or visit us at www.ubs.com. Sincerely,

/s/ Brian M. Storms

Brian M. Storms
President
Global High Income Dollar Fund Inc.
PRESIDENT AND CHIEF OPERATING OFFICER
UBS Global Asset Management (US) Inc.

/s/ Stuart Waugh

Stuart Waugh
PORTFOLIO MANAGER
Global High Income Dollar Fund Inc.
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended April 30, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

1. Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2002 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                    MATURITY       INTEREST
  (000)**                                                                    DATES          RATES                     VALUE
---------                                                               -------------      --------                ------------
LONG-TERM DEBT SECURITIES--89.19%
    ALGERIA--1.57%
$             3,095  The People's Democratic Republic of
                     Algeria Loan Participation, Tranche 3
                    (JP Morgan Chase Bank) (1)(2)                          03/04/10        2.875%+                 $ 2,862,632

              1,789  The People's Democratic Republic of
                     Algeria Loan Participation, Tranche 3
                    (Salomon Brothers Holding Company,
                     Inc.) (1)(2)                                          03/04/10         2.875+                   1,655,263
                                                                                                                   -----------
                                                                                                                     4,517,895
    ARGENTINA--2.37%
             17,339  Republic of Argentina                              06/19/18 to         12.000 to
                                                                           06/19/31         12.250#                  3,681,282
              5,000  Republic of Argentina, PAR                            03/31/23          6.000#                  2,250,000
              2,230  Republic of Argentina, Series F (1)                   10/15/04         20.180*                    869,700
                                                                                                                   -----------
                                                                                                                     6,800,982
    BRAZIL--9.24%
             14,000  Federal Republic of Brazil                         03/12/08 to         10.125 to
                                                                           08/17/40         11.500                  11,104,000
              8,800  Federal Republic of Brazil, DISC                      04/15/24         3.062+                   6,380,000
              2,300  Federal Republic of Brazil, EXIT (1)                  09/15/13         6.000                    1,702,003
              2,800  Federal Republic of Brazil, NMB                       04/15/09         3.125+                   2,271,500
              7,500  Federal Republic of Brazil, PAR                       04/15/24         6.000                    5,100,000
                                                                                                                   -----------
                                                                                                                    26,557,503
    BULGARIA--2.46%
              2,285  Republic of Bulgaria                                  01/15/15         8.250                    2,193,600
              2,500  Republic of Bulgaria, DISC                            07/28/24         2.813+                   2,281,250
              2,850  Republic of Bulgaria, FLIRB                           07/28/12         2.813+                   2,605,983
                                                                                                                   -----------
                                                                                                                     7,080,833
    CHILE--0.70%
              2,000  Republic of Chile                                     07/23/07         5.625                    1,995,726

    COLOMBIA--1.70%
              4,874  Republic of Colombia                               04/09/11 to         9.750 to
                                                                           02/25/20        11.750                    4,895,982
    DOMINICAN REPUBLIC--1.11%
              3,000  Dominican Republic                                    09/27/06         9.500                    3,195,000

PRINCIPAL
 AMOUNT                                                                     MATURITY     INTEREST
 (000)**                                                                      DATES        RATES                      VALUE
---------                                                                   --------     --------                  -----------
LONG-TERM DEBT SECURITIES--(CONTINUED)
    ECUADOR--1.61%
$             1,750  Republic of Ecuador                                     11/15/12     12.000%                  $ 1,463,000
              5,500  Republic of Ecuador                                     08/15/30      5.000++                   3,162,500
                                                                                                                     4,625,500
    HUNGARY--0.85%
HUF         651,100  Republic of Hungary                                     10/12/04      8.500                     2,443,356
    KOREA--4.91%
$             4,025  Korea Development Bank                                  11/16/06      5.250                     4,004,410
              8,660  Republic of Korea                                       04/15/08      8.875                    10,112,331
                                                                                                                   -----------
                                                                                                                    14,116,741
    MALAYSIA--2.60%
              7,176  Petroliam Nasional Berhad                            10/18/06 to      7.125 to
                                                                             10/15/26      7.625                     7,456,004
    MEXICO--15.33%
              3,750  Mexican Multi Year Refinance Loan
                     Participation (Salomon Brothers
                     Holding Company, Inc.) (1)(2)                           03/20/05      2.750+                    3,600,123
              8,883  PEMEX Finance Ltd. (1)                               02/15/07 to      8.450 to
                                                                             11/15/18      9.150                     9,772,984
             18,318  United Mexican States                                03/12/08 to      8.300 to
                                                                             08/15/31     11.500                    21,891,520
              6,950  United Mexican States, DISC                             12/31/19      2.833+                    6,984,750
              1,885  United Mexican States, PAR                              12/31/19      6.250                     1,807,244
                                                                                                                   -----------
                                                                                                                    44,056,621
    MOROCCO--1.38%
              4,299  Kingdom of Morocco Loan
                     Participation, Tranche A
                    (JP Morgan Chase Bank) (1)(2)                            01/05/09      2.781+                    3,976,806

    PANAMA--1.42%
              4,853  Republic of Panama, PDI                                 07/17/16      2.625+                    4,064,544

    PERU--3.60%
             11,120  Republic of Peru, FLIRB                                 03/07/17      4.000%++                  8,006,400
              2,970  Republic of Peru, PDI                                   03/07/17      4.500++                   2,324,025
                                                                                                                   -----------
                                                                                                                    10,330,425

PRINCIPAL
 AMOUNT                                                                    MATURITY       INTEREST
 (000)**                                                                    DATES           RATES               VALUE
---------                                                                -----------      ---------          -----------
LONG-TERM DEBT SECURITIES--(CONCLUDED)
    PHILIPPINES--5.85%
$             2,865  Philippine Long Distance Telephone                      05/15/12     11.375%            $ 2,925,881
             11,065  Republic of Philippines                             03/12/09 to       8.375 to
                                                                             01/15/19      9.875              11,356,125
              2,720  Republic of Philippines, DCB                            12/01/09      2.938+              2,516,000
                                                                                                             -----------
                                                                                                              16,798,006
    POLAND--1.58%
PLN          18,470  Republic of Poland                                      11/12/06      8.500               4,542,978

    QATAR--1.21%
$             3,002  State of Qatar                                          06/15/30      9.750               3,482,320

    RUSSIA--17.18%
             18,904  Russian Federation                                  07/24/05 to       8.250 to
                                                                             03/31/10     10.000              19,190,410
             43,624  Russian Federation                                      03/31/30      5.000++            30,154,806
                                                                                                             -----------
                                                                                                              49,345,216

    TRINIDAD & TOBAGO--3.72%
              4,650  Republic of Trinidad & Tobago                           10/01/09      9.875               5,301,000
              4,700  Republic of Trinidad & Tobago (1)                   10/03/04 to       9.750 to
                                                                             07/01/20     11.750               5,396,500
                                                                                                             -----------
                                                                                                              10,697,500

    TUNISIA--0.77%
              2,250  Banque Centrale de Tunisie                              04/25/12      7.375               2,207,813

    TURKEY--2.47%
              6,810  Republic of Turkey                                      01/15/30     11.875               7,092,615

    VENEZUELA--5.56%
             10,516  Republic of Venezuela                               08/15/18 to       9.250 to
                                                                             09/15/27     13.625               8,089,643
              9,571  Republic of Venezuela, DCB                              12/18/07      2.875+              7,896,321
                                                                                                             -----------
                                                                                                              15,985,964
                                                                                                             ===========
Total Long-Term Debt Securities (cost- $237,890,470)                                                         256,266,330

 NUMBER
OF RIGHTS                                                                                                         VALUE
---------                                                                                                      ----------
RIGHTS--0.01%
    MEXICO--0.01%
             14,195  United Mexican States Value Recovery
                        Rights, Series A, Expiration Date
                        06/30/03 (3)                                                                           $  22,712

    VENEZUELA--0.00%
             27,250  Venezuela Oil Indexed Payment Obligations,
                        Expiration Date 04/15/20 (3)                                                                   0
                                                                                                              ==========
Total Rights (cost--$0)                                                                                           22,712



PRINCIPAL
 AMOUNT                                                                    MATURITY        INTEREST
 (000)**                                                                    DATES           RATES
----------                                                               -----------      ----------
SHORT-TERM DEBT SECURITIES--10.23%
    HUNGARY--2.23%
HUF       1,715,000  Republic of Hungary                                  06/24/02 to      9.000 to
                                                                             11/24/02     14.000                6,404,506

    UNITED STATES--8.00%
$            23,000  Federal National Mortgage
                     Association Certificate                                 05/09/02      2.349*              22,990,511
                                                                                                               ==========
Total Short-Term Debt Securities (cost--$29,086,565)                                                           29,395,017

REPURCHASE AGREEMENT--1.14%
              3,269  Repurchase agreement dated 04/30/02
                     with Societe Generale Securities Corp.,
                     collateralized by $3,210,000 U.S.
                     Treasury Notes, 5.500% due 01/31/03
                     (value--$3,335,662); proceeds:
                     $3,269,169 (cost--$3,269,000)                           05/01/02      1.860               3,269,000
                                                                                                               ==========
Total Investments
   (cost--$270,246,035)--100.57%                                                                              288,953,059
Liabilities in excess of other assets(0.57%)                                                                   (1,646,049)
                                                                                                             ------------
Net Assets--100.00%                                                                                          $287,307,010

Note: The Portfolio of Investments is listed by the issuer's country of origin.
   ** In U.S. dollars unless otherwise indicated.
    * Interest rate reflects yield to maturity at date of purchase.
    # Bond interest in default
    + Reflects rate at April 30, 2002 on variable
      rate instruments.
   ++ Reflects rate at April 30, 2002 on step coupon
      rate instruments.
  (1) Illiquid securities represent 10.38% of net assets.
  (2) Participation interest was acquired through the financial institution indicated parenthetically.
  (3) Rights do not currently accrue income. Periodic income, if any, will vary based on several factors including oil exports, prices, and inflation.
  DCB Debt Conversion Bond
 DISC Discount Bond
 EXIT Investment Bond
FLIRB Front-loaded Interest Reduction Bond
  HUF Hungary Forints
  NMB New Money Bond
  PAR Par Bond
  PDI Past Due Interest Bond
  PLN Polish Zloties

                                                        CONTRACT TO            IN EXCHANGE      MATURITY         UNREALIZED
                                                          DELIVER                 FOR             DATE          DEPRECIATION
                                                        -----------          -------------      ---------       ------------
FORWARD FOREIGN CURRENCY CONTRACTS
Polish Zloties                                          16,958,000           US $4,121,521       05/08/02         $115,714

INVESTMENTS BY TYPE OF ISSUER

                                                                                          PERCENTAGE OF NET ASSETS
                                                                                   ---------------------------------------
                                                                                      LONG-TERM                 SHORT-TERM
                                                                                   ------------------           ----------
Government and other public issuers                                                     84.78%                     2.23%
U.S. Agency Obligations                                                                    --                        8.00
Financial Services                                                                       3.40                        --
Repurchase Agreements                                                                      --                        1.14
Telecom                                                                                  1.02                        --
                                                                                       -------                    -------
                                                                                        89.20%                    11.37%

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES-- APRIL 30, 2002 (UNAUDITED)


ASSETS:
Investments in securities, at value (cost--$270,246,035)                              $288,953,059
Cash                                                                                           210
Interest receivable                                                                      4,125,074
Other assets                                                                                26,880
                                                                                      ------------
TOTAL ASSETS                                                                           293,105,223

LIABILITIES:
Payable for investments purchased                                                        5,093,388
Payable to investment advisor and administrator                                            297,003
Net unrealized depreciation on forward foreign currency contracts                          115,714
Accrued expenses and other liabilities                                                     292,108
                                                                                      ------------
TOTAL LIABILITIES                                                                        5,798,213

NET ASSETS:
Capital stock--$0.001 par value; 100,000,000 shares authorized;
   19,439,667 shares issued and outstanding                                            279,671,734
Distributions in excess of net investment income                                        (5,730,247)
Accumulated net realized loss from investment transactions                              (5,236,526)
Net unrealized appreciation of investments, other assets and liabilities
   denominated in foreign currencies                                                    18,602,049
                                                                                      ------------
NET ASSETS                                                                            $287,307,010
                                                                                      ============
NET ASSET VALUE PER SHARE                                                                   $14.78

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                FOR THE
                                                                               SIX MONTHS
                                                                                  ENDED
                                                                              APRIL 30, 2002
                                                                               (UNAUDITED)
                                                                              --------------
INVESTMENT INCOME:
Interest                                                                        $11,913,678
EXPENSES:
   Investment advisory and administration fees                                    1,754,962
   Custody and accounting fees                                                      111,392
   Reports and notices to shareholders                                               42,088
   Professional fees                                                                 37,025
   Directors' fees                                                                   25,193
   Transfer agency fees                                                               6,150
   Other expenses                                                                    39,271
                                                                                -----------
                                                                                  2,016,081
                                                                                -----------
Net investment income                                                             9,897,597
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gain (loss) from:
   Investment transactions                                                        3,108,862
   Foreign currency transactions                                                   (108,895)
Net change in unrealized appreciation/depreciation of:
   Investments                                                                   14,844,774
   Other assets and liabilities denominated in foreign currencies                  (108,268)
                                                                                ===========
Net realized and unrealized gain from investment activities                      17,736,473
                                                                                ===========
Net increase in net assets resulting from operations                            $27,634,070

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE
                                                                      SIX MONTHS                     FOR THE
                                                                         ENDED                      YEAR ENDED
                                                                     APRIL 30, 2002                 OCTOBER 31,
                                                                       (UNAUDITED)                     2001
                                                                     --------------                -------------
FROM OPERATIONS:
Net investment income                                                  $ 9,897,597                 $ 24,005,942
Net realized gain (loss) from investment transactions                    3,108,862                     (563,226)
Net realized losses from foreign currency transactions                    (108,895)                  (1,636,328)
Net change in unrealized appreciation/depreciation of:
   Investments                                                          14,844,774                    3,985,353
   Other assets and liabilities
      denominated in foreign currencies                                   (108,268)                      45,634
                                                                      ------------                 ------------
Net increase in net assets resulting from operations                    27,634,070                   25,837,375

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (15,532,294)                 (22,369,614)
   Paid-in-capital                                                              --                   (8,851,518)
                                                                      ------------                 ------------
Total dividends and distributions to shareholders                      (15,532,294)                 (31,221,132)

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased                                                      --                   (1,366,396)
Net increase (decrease) in net assets                                   12,101,776                   (6,750,153)

NET ASSETS:
Beginning of period                                                    275,205,234                  281,955,387
End of period                                                         $287,307,010                 $275,205,234

                 See accompanying notes to financial statements

Notes to Financial Statements (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Global High Income Dollar Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS -- The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM", formerly known as Brinson Advisors, Inc.), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

The Fund may also use forward contracts to enhance income. The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets.

SECURITY LENDING

The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, has been approved as a borrower under the Fund's securities lending program. During the six months ended April 30, 2002, the Fund did not lend securities.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 19,439,667 shares outstanding at April 30, 2002. For the six months ended April 30, 2002, the Fund did not repurchase any shares of common stock. For the year ended October 31, 2001, the Fund repurchased 107,400 shares of its common stock at an average market price per share of $12.66 and a weighted average discount from net asset value of 12.12%.

For the period September 17, 1998 (commencement of repurchase program) through April 30, 2002, the Fund repurchased 3,297,000 shares of common stock at an average market price per share of $11.68 and a weighted average discount from net asset value of 14.88%. At April 30, 2002, paid-in-capital has been reduced by the cost of $38,698,693 of capital stock repurchased.

--------------------
* UBS PaineWebber is a service mark of UBS AG.

FEDERAL TAX STATUS

For federal income tax purposes, the cost of securities owned at April 30, 2002, was substantially the same as the cost of securities for financial statement purposes.

At April 30, 2002, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)            $29,130,427
Gross depreciation (investments having an excess of cost over value)            (10,423,403)
Net unrealized appreciation of investments                                      $18,707,024

For the six months ended April 30, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $82,223,853 and $52,927,034, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

At October 31, 2001, the Fund had a net capital loss carryforward of $8,236,493, which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $7,673,267 on October 31, 2007 and $563,226 on October 31, 2009. To the extent that such losses are used to offset future net realized capital gains, as provided in the regulations, such gains will not be distributed.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding thoughout each period is presented below:

                                         FOR THE
                                        SIX MONTHS
                                           ENDED                            FOR THE YEARS ENDED OCTOBER 31,
                                      APRIL 30, 2002      -------------------------------------------------------------------
                                        (UNAUDITED)        2001           2000           1999           1998           1997
                                      --------------      ---------     ---------     ----------      ---------      --------
NET ASSET VALUE,
   BEGINNING OF PERIOD                  $  14.16           $ 14.42       $  13.66       $  13.02       $  15.16       $  14.99
Net investment income                       0.51              1.24           1.48           1.10           1.28           1.31
Net realized and unrealized
   gains (losses) from
   investment and foreign
   currency transactions                    0.91              0.10           0.71           0.78          (2.12)          0.13
Net increase (decrease)
   from investment
   operations                               1.42              1.34           2.19           1.88          (0.84)          1.44
Dividends from net
   investment income                       (0.80)            (1.15)         (1.48)         (1.10)         (1.10)         (1.08)
Distributions from net
   realized gains from
   investment transactions                    --                --             --          (0.30)         (0.11)            --
Distributions from
   paid-in-capital                            --             (0.46)            --             --             --             --
Distributions in excess of
   net investment income                      --                --          (0.09)            --          (0.10)         (0.19)
Total dividends and
   distributions to
   shareholders                            (0.80)            (1.61)         (1.57)         (1.40)         (1.31)         (1.27)
Net increase in net asset
   value resulting from
   repurchase of common
   stock                                      --              0.01           0.14           0.16           0.01             --
                                        --------          --------       --------       --------       --------       --------
NET ASSET VALUE,
   END OF PERIOD                        $  14.78          $  14.16       $  14.42       $  13.66       $  13.02       $  15.16
MARKET VALUE,
   END OF PERIOD                        $  14.91          $  12.98       $  12.63       $  11.50       $  11.50       $  12.81
                                        --------          --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN(1)                 21.49%            15.80%         24.55%         13.23%         (0.70)%        11.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
   of period (000's)                    $287,307          $275,205       $281,955       $284,266       $294,067       $344,612
Expenses to average
   net assets                               1.44%*            1.41%          1.39%          1.42%          1.44%          1.42%
Net investment income to
   average net assets                       7.05%*            8.46%         10.12%          8.27%          8.55%          8.24%
Portfolio turnover rate                       22%               51%            43%            33%            89%            56%

*   Annualized.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for a period of less than one year.

THE FUND

Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $74.0 billion in assets under management as of May 31, 2002.

INVESTMENT POLICY CHANGES

The Fund's board approved modifications to the Fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The investment policy changes became effective on April 8, 2002. These changes are not expected to affect materially portfolio management.

The new 80% policy has been adopted as a "non-fundamental" investment policy. This means that this investment policy may be changed by the Fund's board without shareholder approval. However, the Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy. Many of the Fund's other investment policies also are non-fundamental policies and may be changed by its board without shareholder approval. The Fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets":
"(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, the Fund's 80% policy is no longer met (E.G., bonds are called or mature resulting in a large influx of cash), then under normal circumstances, the Fund's future investments would be made in a manner that would bring the Fund's investments back in line with the 80% threshold.

In order to place these changes in context, reproduced below are prior policies that were impacted by this change as well as new policies which replace the prior policies:

PRIOR POLICIES IMPACTED BY CHANGE:

     Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities of issuers located in emerging market countries, including Brady Bonds... and zero coupon securities. The Fund may also invest up to 35% of its total assets in non-U.S. dollar-denominated debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries. The Fund's investment in debt securities will consist of (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, "Sovereign Debt"); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks or other business entities not located in emerging market countries but denominated in or indexed to the currencies of emerging market countries.
     ....
     The Fund may invest up to 35% of its total assets in non-U.S. dollar-denominated debt securities that may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling....
     ....
     When [the adviser]... believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. In addition, the fund may commit up to 35% of its assets to cash (U.S. dollars) or U.S. dollar-denominated money market instruments of U.S. issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or pending investment.

REVISED POLICIES:

     Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers located in emerging market countries, including Brady Bonds... and zero coupon securities. The Fund's investment in debt securities may include (i) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions located in emerging market countries, or by central banks located in emerging market countries (collectively, "Sovereign Debt"); (ii) interests in issuers organized and operated for the purpose of securitizing or restructuring the investment characteristics of Sovereign Debt; and (iii) debt securities issued by banks and other business entities located in emerging market countries or issued by banks or other business entities not located in emerging market countries but denominated in or indexed to the currencies of or interest rates prevailing in emerging market countries.
     ....
     Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated debt securities. The Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated debt securities under normal circumstances; these investments may be denominated in the local currencies of emerging market countries, as well as in reserve currencies such as the British Pound Sterling.... These non-U.S. dollar-denominated investments may include debt securities (i) of issuers located in emerging market countries or (ii) of issuers not located in emerging market countries that are denominated in or indexed to the currencies of emerging market countries.

     When [the adviser] ... believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. Under normal market conditions, the fund may commit up to 20% of its net assets to cash (U.S. dollars) as well as invest up to a total of 35% of its total assets in a combination of cash (U.S. dollars) and U.S. dollar-denominated money market instruments of U.S. issuers, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or as part of its ordinary investment activities. The fund's investments in U.S. dollar-denominated money market instruments are considered to be investments in U.S. dollar-denominated debt securities for purposes of the 80% minimum noted above.

SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

     An annual meeting of shareholders of the Fund was held on February 21, 2002. At the meeting Margo N. Alexander, Richard Q. Armstrong, David J. Beaubien, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George
     W. Gowen, William W. Hewitt, Jr., Morton L. Janklow, Frederic V. Malek, Carl W. Schafer and William D. White were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.


                                                                                       SHARES
                                                                  SHARES              WITHHOLD
TO ELECT TWELVE MEMBERS OF ITS BOARD OF DIRECTORS:               VOTED FOR            AUTHORITY
--------------------------------------------------               ----------           ---------
Margo N. Alexander                                               18,183,634            322,093
Richard Q. Armstrong                                             18,278,296            227,431
David J. Beaubien                                                18,274,806            230,921
E. Garrett Bewkes, Jr.                                           18,169,914            335,813
Richard R. Burt                                                  18,284,695            221,032
Meyer Feldberg                                                   18,281,370            224,357
George W. Gowen                                                  18,267,318            238,409
William W. Hewitt, Jr.                                           18,270,622            235,105
Morton L. Janklow                                                18,267,027            238,700
Frederic V. Malek                                                18,277,987            227,740
Carl W. Schafer                                                  18,274,516            231,211
William D. White                                                 18,266,857            238,870

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.


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DIRECTORS

E. Garrett Bewkes, Jr.                           George W. Gowen
CHAIRMAN                                         William W. Hewitt, Jr.

Margo N. Alexander                               Morton L. Janklow

Richard Q. Armstrong                             Frederic V. Malek

David J. Beaubien                                Carl W. Schafer

Richard R. Burt                                  William D. White

Meyer Feldberg

PRINCIPAL OFFICERS

Brian M. Storms                                  Paul H. Schubert
PRESIDENT                                        VICE PRESIDENT AND TREASURER

Amy R. Doberman                                  Stuart Waugh
VICE PRESIDENT AND SECRETARY                     VICE PRESIDENT


INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US)Inc.
51 West 52nd Street
New York, New York 10019-6114

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.]


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UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, NY 10019-6114